                        OPPENHEIMER SPECIAL VALUE FUND
                    Supplement dated March 31, 2003 to the
         Statement of Additional Information dated February 28, 2003

The Statement of Additional Information is changed as follows:

1.    The Supplement dated February 28, 2003 is hereby withdrawn.

2.    Shares of the Fund are not currently being offered for sale.

3.    Distribution  or Service  (12b-1) fees are not currently  paid on shares of the Fund.

4.    PhoneLink,  Internet access and automatic  purchase and withdrawal plans are not available.

5.    The section  captioned  "Board of Trustees and Oversight  Committees" on pages 26 and 27 is amended as follows:

    a. The second  sentence  of the  second  paragraph  under that  caption is revised to read:

          "The  members of the Audit  Committee  are Kenneth A.  Randall
          (Chairman) and Edward Reagan."

   b. The first sentence of the third  paragraph under that caption is revised to read:

            "The  members  of  the  Study   Committee   are  Robert  G.  Galli
            (Chairman), Elizabeth Moynihan and Joel Motley."

6.    Effective  March 31, 2003, Mr. Benjamin  Lipstein  retired as a Trustee.
   Therefore,  the Statement of Additional  Information is revised by deleting the biography for Mr. Lipstein on page 29.

7.    In the  Trustee  compensation  table on pages 33 and 34,  the  following footnote is added following Messrs. Yeutter and Lipstein's names:

8.    Effective January 1, 2003, Clayton Yeutter became Chairman of the Board of Trustees/Directors of the Board I Funds upon the
               retirement of Leon Levy.  Effective March 31, 2003, Mr.
               Lipstein retired as a Trustee.

March 31, 2003                                                PXO595.010